SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                      -------------------------------------

       Date of report (Date of earliest event reported): February 28, 2005

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Pennsylvania                    33-70992                23-2679963
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 28, 2005, the Company and George R. Jensen, Jr., Chief Executive Officer and Chairman of the Company, agreed upon an amendment to Mr. Jensen's employment agreement. Pursuant thereto, the Company and Mr. Jensen agreed to extend the term of Mr. Jensen's employment agreement until June 30, 2007. Except for the foregoing, all of the terms and conditions of the employment agreement remain in full force and effect.

      On February 28, 2005, the Company and Stephen P. Herbert, President and Chief Operating Officer of the Company, agreed upon an amendment to Mr. Herbert's employment agreement. Pursuant thereto, the Company and Mr. Herbert agreed to extend the term of Mr. Herbert's employment agreement until June 30, 2007. Except for the foregoing, all of the terms and conditions of the employment agreement remain in full force and effect.

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   USA TECHNOLOGIES, INC.

                                                   By: /s/ George R. Jensen, Jr.
                                                       -------------------------
                                                       George R. Jensen, Jr.
                                                       Chief Executive Officer

Dated:  March 3, 2005